Exhibit T3G-2


                                                                CONFORMED COPY
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)


                                  HSBC BANK USA
               (Exact name of trustee as specified in its charter)

           New York                                            13-2774727
(Jurisdiction of incorporation                              (I.R.S. Employer
 or organization if not a U.S.                             Identification No.)
        national bank)


     452 Fifth Avenue, New York, NY                           10018-2706
             (212) 525-5600                                   (Zip Code)
(Address of principal executive offices)


                             Warren L. Tischler, SVP
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                         MAGELLAN HEALTH SERVICES, INC.
               (Exact name of obligor as specified in its charter)


            Delaware                                           58-1076937
  (State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                          Identification No.)


 6950 Columbia Gateway Drive, Suite 400
          Columbia, Maryland                                      21046
             (410)953-1000                                     (Zip Code)
(Address of principal executive offices)


                              9 3/8% Notes due 2008
                         (Title of Indenture Securities)

                                     General

Item 1. General Information.

                    Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervisory authority to which it is subject.

                    State of New York Banking Department.

                    Federal Deposit Insurance Corporation, Washington, D.C.

                    Board of Governors of the Federal Reserve System, Washington, D.C.

          (b) Whether it is authorized to exercise corporate trust powers.

                              Yes.

Item 2. Affiliations with Obligor.

                    If the obligor is an affiliate of the trustee, describe each such affiliation.

                              None

Item 16. List of Exhibits

Exhibit

T1A(i)                  (1)      Copy of the Organization Certificate of HSBC
                                 Bank USA.

T1A(ii)                 (1)      Certificate of the State of New York Banking
                                 Department dated December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)                         Not applicable.

T1A(iv)                 (3)      Copy of the existing By-Laws of HSBC Bank USA
                                 as amended on April 11, 2002.

T1A(v)                           Not applicable.

T1A(vi)                 (2)      Consent of HSBC Bank USA required by Section
                                 321(b) of the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (September 30, 2003), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                        Not applicable.

T1A(ix)                          Not applicable.


     (1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 022-22429 and incorporated herein by reference thereto.

     (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

     (3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-88532 and incorporated herein by reference thereto.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 31st day of December, 2003.



                                           HSBC BANK USA

                                           By: /s/ Frank J. Godino
                                               -------------------------------
                                               Frank J. Godino
                                               Vice President

                                                             EXHIBIT T1A (VII)


                               Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                               Federal Deposit Insurance Corporation
                               OMB Number: 3064-0052
                               Office of the Comptroller of the Currency
                               OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL       Expires April 30, 2006
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                               Please refer to page i, Table of
                               Contents, for the required                 [1]
                               disclosure of estimated burden.
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CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 2003



This report is required by law; 12         This report form is to be filed by
U.S.C.ss.324 (State member banks);         banks with branches and consolidated
12 U.S.C.ss.1817 (State nonmember          subsidiaries in U.S. territories and
banks); and 12 U.S.C.ss.161                possessions, Edge or Agreement
(National banks).                          subsidiaries, foreign branches,
                                           consolidated foreign subsidiaries,
                                           or International Banking Facilities.



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NOTE: The Reports of Condition and         The Reports of Condition and Income
Income must be signed by an                are to be prepared in accordance
authorized officer and the Report of       with Federal regulatory authority
Condition must be attested to by not       instructions.
less than two directors (trustees)
for State nonmember banks and three
directors for State member and
National Banks.                             We, the undersigned directors
                                            (trustees), attest to the
                                            correctness of this Report of
                                            Condition (including the supporting
                                            schedules) and declare that it has
                                            been examined by us and to the best
                                            of our knowledge and belief has been
                                            prepared in conformance with the
                                            instructions issued by the
                                            appropriate Federal regulatory
                                            authority and is true and correct.
I, Joseph R. Simpson, Controller
   ------------------------------
   Name and Title of Officer
   Authorized to Sign Report

Of the named bank do hereby declare
that these Reports of Condition and
Income (including the supporting
schedules) have been prepared in
conformance with the instructions
issued by the appropriate Federal
regulatory authority and are true to
the best of my knowledge and
believe.                                    /s/ Sal H. Alfieri
                                            Director (Trustee)

                                            /s/ Bernard J. Kennedy
                                            Director (Trustee)

                                            /s/ Martin Glynn
                                            Director (Trustee)

/s/ Jsoeph R. Simpson
------------------------------------
Signature of Officer Authorized
to Sign Report

             11/12/03
------------------------------------
Date of Signature

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
SUBMISSION OF REPORTS

Each Bank must prepare its Reports          For electronic filing assistance,
of Condition and Income either:             contact EDS Call report Services,
                                            2150 N. Prospect Ave., Milwaukee, WI
                                            53202, telephone (800) 255-1571.

(a) in electronic form and then file        To fulfill the signature and
the computer data file directly with        attestation requirement for the
the banking agencies' collection            Reports of Condition and Income for
agent, Electronic Data System               this report date, attach this
Corporation (EDS), by modem or              signature page to the hard-copy f
computer diskette; or                       the completed report that the bank
                                            places in its files.

b) in hard-copy (paper) form and
arrange for another party to convert
the paper report to automated for.
That party (if other than EDS) must
transmit the bank's computer data
file to EDS.

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FDIC Certificate Number                0     0    5    8    9
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                                              (RCRI 9030)
http://WWW.BANKING.US.HSBC.COM          HSBC Bank USA
--------------------------------------  ----------------------------------------
Primary Internet Web Address of Bank    Legal Title of Bank (TEXT 9010)
(Home Page), if any (TEXT 4087)
(Example:  www.examplebank.com)
                                        Buffalo
                                        ----------------------------------------
                                        City (TEXT 9130)


                                        N.Y.                         14203
                                        ----------------------------------------
                                        State Abbrev. (TEXT 9200)    ZIP Code
                                                                     (TEXT 9220)


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency


               REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA                                  of Buffalo
---------------------------------------------------------
Name of Bank                                      City

in the state of New York, at the close of business September 30, 2003

ASSETS
                                                                                                         Thousands of dollars
Cash and balances due from depository institutions:
                                                                                                      ----------------------------
 a.  Non-interest-bearing balances currency and coin                                                             $      2,350,034
------------------------------------------------------------------------------------------------------
 b. Interest-bearing balances 1,160,995
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   Held-to-maturity securities                                                                                          4,213,089
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   Available-for-sale securities                                                                                       14,211,802
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   Federal funds sold and securities purchased under agreements to resell:
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a. Federal funds sold in domestic offices 633,000 b. Securities purchased under
agreements to resell                                                                                                    3,994,723
                                                                                                      ----------------------------
Loans and lease financing receivables:
                                                                                                      ----------------------------
   Loans and leases held for sale                                                                                $      2,653,585
--------------------------------------------------------------------------------                      ----------------------------
                                                                                ----------------------
   Loans and leases net of unearned income                                           $     42,180,013
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                                                                                ----------------------
   LESS: Allowance for loan and lease losses                                                  434,830
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                                                                                                      ----------------------------
   Loans and lease, net of unearned income, allowance, and reserve                                               $     41,745,183
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   Trading assets                                                                                                      11,522,909
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   Premises and fixed assets                                                                                              673,337
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Other real estate owned                                                                                                    11,310
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Investments in unconsolidated subsidiaries                                                                                243,581
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Customers' liability to this bank on acceptances outstanding                                                               80,310
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Intangible assets: Goodwill                                                                                             2,211,273
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Intangible assets: Other intangible assets                                                                                503,927
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Other assets                                                                                                            3,948,333
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Total assets                                                                                                           90,157,211
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
LIABILITIES

Deposits:
                                                                                                      ----------------------------
   In domestic offices                                                                                                 42,764,284
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   Non-interest-bearing
                                                                                            6,078,506
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   Interest-bearing
                                                                                           36,685,778
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In foreign offices
                                                                                                                       20,037,930
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   Non-interest-bearing
                                                                                              417,850
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   Interest-bearing
                                                                                           19,620,080
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Federal funds purchased and securities sold under agreements to repurchase:
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 a. Federal funds purchased in domestic offices                                                                            90,885
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 b. Securities sold under agreements to repurchase                                                                        390,103
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Trading Liabilities                                                                                                     8,070,149
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Other borrowed money                                                                                                    5,316,355
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Bank's liability on acceptances                                                                                            80,130
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Subordinated notes and debentures                                                                                       1,549,223
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Other liabilities                                                                                                       4,181,576
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Total liabilities                                                                                                      82,480,605
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Minority Interests in consolidated Subsidiaries                                                                               342
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EQUITY CAPITAL

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Perpetual preferred stock and related surplus                                                                                   -
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Common Stock                                                                                                              205,000
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Surplus                                                                                                                 6,420,202
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Retained earnings                                                                                                         893,079
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Accumulated other comprehensive income                                                                                    157,983
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Other equity capital components                                                                                                 -
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Total equity capital                                                                                                    7,676,264
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Total liabilities, minority interests and equity capital                                                               90,157,211
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